UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010

EAGLE ROCK ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700

Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described below in Item 5.07, on September 17, 2010, at a special meeting of the unitholders of Eagle Rock Energy Partners, L.P. (the “Partnership”), the Partnership’s unitholders approved an amendment and restatement of the Partnership’s Long Term Incentive Plan (the “Amended Plan”) to (i) increase the number of Partnership common units reserved for issuance under the Amended Plan by 5,000,000 units, (ii) provide for the grant of unit appreciation rights and other unit based awards, and (iii) make certain other non-material changes to the Amended Plan.  The Amended Plan became effective following its approval by the Partnership’s unitholders.

The Amended Plan provides for the granting of unit options, unit appreciation rights, restricted unit awards, phantom unit awards, unit awards, unit-based awards and other incentive compensation awards (collectively, “Awards”). The Amended Plan is designed to promote the Partnership’s interest by providing Awards that encourage superior performance.  The Amended Plan is also intended to enhance the Partnership’s ability to attract and retain the services of individuals who are essential for the Partnership’s growth and profitability and to encourage those individuals to devote their best efforts to advancing the Partnership’s business.

The Amended Plan is administered by the board of directors, or a committee thereof, of the Partnership’s general partner (the “Plan Administrator”). The Plan Administrator has full authority to select the individuals who will receive Awards, to determine the form and amount of each of the Awards to be granted and to establish the terms and conditions of Awards.  The directors and all employees, consultants and advisors of Eagle Rock Energy G&P, LLC and its affiliates are eligible to participate in the Amended Plan and to receive Awards under the plan.

A more detailed description of the Amended Plan is set forth in the Partnership’s definitive proxy statement for the special meeting filed with the Securities and Exchange Commission on August 3, 2010, under the heading “Approval of the Eagle Rock Energy Partners Long Term Incentive Plan” and is incorporated herein by reference.  The Amended Plan is filed as Exhibit 10.1.

Item 5.07               Submission of Matters to a Vote of Security Holders

On September 17, 2010, the Partnership held its special meeting of unitholders (the “Special Meeting”).  At the Special Meeting, the Partnership’s unitholders were asked to approve the Amended Plan, as described under Item 5.02 above.

The certified results of the matters voted upon at the Special Meeting are as follows:

Proposal — Approval of the Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan: The Amended Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
46,352,282	4,869,676	1,388,278	N/A

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

10.1	Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan dated September 17, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: September 17, 2010	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Eagle Rock Energy Partners Long Term Incentive Plan dated September 17, 2010.